                                                                   EXHIBIT 10.13


                          PERFORMANCE INCENTIVE PLAN
                                SPECIFICATIONS

                         Medallion Production Company

                                  April 1992




















                               Hewitt Associates

MEDALLION PRODUCTION COMPANY
PERFORMANCE INCENTIVE PLAN SPECIFICATIONS
- --------------------------------------------------------------------------------


Plan Purposes:             .  Focus the efforts of all key employees primarily
- --------------                on performance criteria that can be quantitatively
                              measured and that meet the Company's (and
                              InterCoast's) expectations.

                           . Encourage teamwork and cooperation in the achievement of the Company's goals.

                           . Recognize differences in the performance of Individual participants.

Plan Year:                 The fiscal year (January through December).
- ----------

Participants:              Those individuals recommended by the President of
- -------------              InterCoast Energy Company and approved by the
                           Compensation Committee.

Compensation               Those individuals appointed by the InterCoast Board
- ------------               of Directors to comprise the Compensation Committee.
Committee:                 The Committee will be responsible for plan
- ----------                 administration.

Award                      .  Participating positions will be grouped by
- -----                         incentive award categories.
Opportunities:
- --------------             .  Each incentive category will have a target award
                              level assigned to it.

Award                         --  The target award will be paid if a stated
- -----                             performance goal(s) is achieved.
Opportunities:
- --------------                --  Minimum and maximum performance/
(continued)                       award levels will be built around the
                                  target performance/award levels.

                           . The incentive categories, with their respective award opportunities, are set forth below:

                                                   Award Opportunity
                                                   (as % of Salary)
                              Incentive     ------------------------------
                              Category      Minimum     Target     Maximum
                              ---------     -------     ------     -------

                                  A          15.0%       30.0%      60.0%
                                  B          10.0%       20.0%      40.0%

                              Category A will initially contain the President and Executive Vice President positions.

                              Category B shall initially include the following positions:

                              --  Vice President-Finance
                              --  Vice President-Land
                              --  Director-Acquisitions and Programs
                              --  President, MGM Gas Marketing

Performance/               .  Each participant's award opportunity will be
- ------------                  segmented into two components as illustrated
Award                         below.
- -----
Components:
- -----------
                                            Weighting of Award
                                     Opportunity/Performance Factors
                                     -------------------------------
                                                       Individual
                                     Medallion        Participant
                                       Goals        Goals/Evaluation
                                     -------------------------------

                                        75%               25%

                           . One component's performance will not directly affect the portion of the award opportunity earnable from another one, except as noted below in the "Threshold Corporate Performance" requirement.

                           . The Medallion component shall consist of a financial criterion (operating income) and nonfinancial objectives. The financial criterion will comprise 50% of the Medallion Goals component.

                           . A participant's final award amount will be determined as the sum of the awards earned based on the performance of his pertinent award components.

Threshold                  If a threshold level of performance established for
- ---------                  the financial criterion (operating income) of the
Corporate                  Company-wide component is not achieved, no part of
- ---------                  the incentive opportunity otherwise earned
Performance:
- ------------

Threshold                  through other Company-wide objectives or under the
- ---------                  Individual Goals/Evaluation component will be paid.
Corporate                  Threshold performance shall be a level that is set
- ---------                  moderately below the minimum established for
Performance:               Corporate financial performance (i.e., the minimum
- ------------               will be established as 85% of the target performance
(continued)                goal, and the threshold will be set at 65% of
                           target).

Performance                .  Normally, up to five performance criteria will be
- -----------                   established for the nonfinancial objectives.
Criteria:                     Examples of such criteria are:
- ---------
                              --  Reserves added
                              --  Number of new drilling prospects
                              --  Success ratio on prospects
                              --  Acquisition of outside participants for
                                  drilling programs

                           . Target, minimum, and maximum performance levels will be established for each of the performance criteria. These performance levels will coincide
                                              -----------
                              with the target, minimum, and maximum award levels
                                                                    -----
                              referred to previously. These performance levels, together with the weighting of each of the performance criteria, will be established prior to each plan year, approved by the Compensation Committee, and will be set forth in an Appendix that will be attached to these plan specifications.

Performance                   Interpolated performance/reward levels will be
- -----------                   established on a straight-line basis between each
Criteria:                     of the above performance/reward levels. If actual
- ---------                     performance falls below the minimum level set
(continued)                   forth for the particular performance criterion,
                              the portion of the award related to that performance criterion will be forfeited in its entirety.

                           . Individual performance will be evaluated based on an overall assessment of the participant's personal contributions during the particular plan year.

                              This assessment will take into account the individual's personal goals, and his/her contribution to the organization's team environment and cooperative effort.

                           . Responsibility for determining the earned amount of the Individual Goals/ Evaluation portion of a participant's award opportunity will be assigned as follows:

                               Participant          Rater           Reviewer
                              -------------    --------------    ---------------

                              President        President         InterCoast
                                (Medallion)      (InterCoast)      Compensation
                                                                   Committee

                              All Others       President         President
                                                 (Medallion)       (InterCoast)

Performance                   The joint determination of the rater and reviewer
- -----------                   will assign an earn-out percentage of between 0%
Criteria:                     and 200% of the Individual Goals/Evaluation
- ---------                     portion of the participant's award opportunity.
(continued)

Performance/               A participant's final award will be calculated as the
- ------------               sum of the amounts earned from each of the
Reward Levels:             performance/reward opportunities, each independent
- --------------             from the others. However, in no event will any award
                                                                      ---
                           be payable unless Medallion's operating income threshold is met. The table below illustrates the performance/reward relationship for an Incentive
                           Category B participant, assuming two Medallion performance criteria weighted equally and an overall evaluation of Individual performance.


                                                                                      Individual
                                                    Medallion Goals (75%)                (25%)
                                           ---------------------------------------  --------------
                           Perf./          Operat.  Award                   Award   Goals/
                           Reward          Income   Oppty.                  Oppty.  Eval.   Award
                           Levels           (000)   (50%)   Reserves Added  (50%)   Perf.   Oppty.
                           ------          ------   ------  --------------  ------  ------  ------

                           Maximum         $1,800   15.0%         xxx       15.0%    yyy    10.0%
                           Target          $1,000    7.5%          xx        7.5%     yy     5.0%
                           Minimum           $850    3.75%          x        3.75%     y     2.5%
                           Threshold         $650       0   -----  ABOVE AWARDS AVAILABLE  -----
                           Below less than   $650           -----   NO AWARDS AVAILABLE    -----
                           Threshold

Performance/               For example, if the actual operating income
- ------------               performance were $850,000 (i.e., the minimum) and
Reward Levels:             actual 1992 reserves added were at maximum and the
- --------------             Individual Goals/ Evaluation was yy (i.e., target),
(continued)                the participant's award (as a percent of salary)
                           would be:

                           Final Operating Reserves Individual Award = Income + Added + Evaluation
                           -----      ---------     --------      ----------

                           23.75%  =    3.75%    +    15.0%   +      5.0%

                           Note that if actual operating income were $650,000, the participant would not earn an award tied to this financial criterion but would be eligible for the portion of the award tied to the "reserves added" criterion and the portion related to the Individual Goals/Evaluation (i.e., 20% = 0% + 15% + 5%).
                           However, if Company operating income were below $650,000, no award would be payable from either the Company-wide or the Individual component.

The Effect of              Note that, in comparing actual performance against
- -------------              the performance goals, the President (InterCoast),
Extraordinary              with the approval of the Compensation Committee, may
- -------------              exclude from such comparison any extraordinary gains,
Items:                     losses, charges, or credits which appear on the
- ------                     Company's books and records as it deems appropriate.
                           An extraordinary item may

The Effect of              include, without limitating the generality of the
- -------------              foregoing, an item in the Company's financial
Extraordinary              statements reflecting an accounting rule, tax law,
- -------------              or major legislative change not taken into
Items:                     consideration in the establishment of the performance
- ------                     goals. In addition, the impact of a material dislo-
(continued)                cation in the U.S. economy or a substantive change in
                           Medallion's business plans also may be deemed to be such an extraordinary item.

Termination                .  If the participant's employment is terminated
- -----------                   during a plan year for reason of death,
of Employment:                disability, or normal or early retirement, a
- --------------                tentative award will be calculated (at year-end)
                              as if the participant had remained employed as of the end of the plan year. The final award will be calculated by multiplying the tentative award by a proration factor. The proration factor will be equal to the number of full weeks of employment divided by fifty-two.

                           . If a participant's employment is terminated during a plan year for any other reason, an incentive award normally will not be paid. However, the President, with the approval of the Compensation Committee, may exercise discretion in this matter.

Form and Timing            .  All awards will be paid in cash and will be
- ---------------               subject to applicable withholdings.
of Payments:
- ------------               .  Payment of the full value of the final award will
                              follow the release of audited results after the end of the plan year in which it is earned, but no later than April 1.

                         Medallion Production Company
                          Performance Incentive Plan
                                  April 1992

                            Addendum - January 1994

Issues:
- -------

     . Going beyond the maximum award opportunity for a performance criteria and receiving no incremental incentive award is inconsistent with the desire to encourage ever increasing performance effort.

     . However, an uncapped incentive award may cause an imbalance in effort whereby undue focus is placed on one performance criteria at the expense of other criteria.

Purpose:
- --------

          Encourage increasing performance effort after the maximum award opportunity for a performance criteria is attained while assuring a minimum performance level for all criteria.

Mega-Maximum
- ------------
Award Opportunity:
- ------------------

          A mega-maximum award opportunity will be established for each performance criteria.

     . The mega-maximum award opportunity will be established as three times the increment between the target and maximum award opportunities.

     . Mega-maximum awards will be reduced by the target percentage award for any performance criteria that does not meet minimum. Examples of the mega-maximum award opportunity are:

                              Performance Goal
1. Operating Income               $(000)                   Award %
   ----------------           ----------------            ----------
   Mega-Maximum                    22,000                    45.00
   Maximum                         12,000                    22.50
   Target                           7,000                    11.25
   Minimum                          5,000                     5.63

2. Exploratory Drilling
   --------------------

   Mega-Maximum                     5,000                    11.27
   Maximum                          3,000                     5.63
   Target                           2,000                     2.81
   Minimum                          1,000                     1.41


                                Actual Results
                                --------------

                                       Normal       Mega-Maximum
                           $(000)      Award %         Actual  %
                          --------     -------      -------------
Operating Income           15,000       22.50           6.75/1/
Exploratory Drilling          500       - 0 -          (2.81)
                                        -----          ------
  Total                                 22.50           3.94
















- --------------------
  /1/   $3,000/$10,000 x 22.5%

                         Medallion Production Company
                          Performance Incentive Plan
                                  April 1992

                             Addendum - March 1994


Issue
- -----

It is the desire to have all Medallion employees focus their efforts on attainment of the Company's goals and objectives and to compensate employees according to actual results achieved.

Incentive Categories
- --------------------

In this regard, the Medallion Performance Incentive Plan is amended to establish incentive categories to include employees not presently included in the plan. With this amendment the incentive categories and participants for the 1994 plan year are as follows:

           =======================================================
                                       Award Opportunity
           =======================================================
              Incentive
              Category        Minimum       Target       Maximum
           =======================================================
                  1            15.0%         30.0%        60.0%
                  2            10.0%         20.0%        40.0%
                  3*            5.0%         10.0%        20.0%
                  4*            2.0%          4.0%         8.0%
           -------------------------------------------------------

             * Categories 3 and 4 are not be eligible for the
                                      ---
             "Mega-Maximum" awards. Category 4 is based totally on corporate performance whereas Categories 1, 2 and 3 are based 75% on corporate performance and 25% individual performance.

           =======================================================


Participants
- ------------

The participants, by category, for the 1994 plan year are hereby established as follows:


 ============================================================================================
    Category                   Individual                          Position
 ============================================================================================
        1                   Bill Warnock, Jr.              President
 --------------------------------------------------------------------------------------------
        2                   Brian Cantrell                 Vice President - Finance
 --------------------------------------------------------------------------------------------
                            Dave Chandler                  Director, Acquisitions
 --------------------------------------------------------------------------------------------
                            Gene Daley                     Sr. Vice President - Exploration
 --------------------------------------------------------------------------------------------
                            Chris Girouard                 Vice President - Land
 --------------------------------------------------------------------------------------------
                            Dave Harber                    V.P. - Engineering & Acquisitions
 --------------------------------------------------------------------------------------------
                            Cam Stiernberg                 Sr. V.P. - Operations
 --------------------------------------------------------------------------------------------
                            Dan Williams                   President, InterCoast Gas Services
 --------------------------------------------------------------------------------------------
        3                   Chris Treml                    Landman
 --------------------------------------------------------------------------------------------
                            Ed Rothenay                    Production Foreman
 --------------------------------------------------------------------------------------------
        4                   All other Madallion            Various
                            employees employed as
                            of 1/1/94
 --------------------------------------------------------------------------------------------

APPROVED:

/s/ Stanley J. Bright                               3-14-94
- --------------------------                   ------------------------
Stanley J. Bright                                     Date


/s/ Lance E. Cooper                                 3-14-94
- -------------------------                    -------------------------
Lance E. Cooper                                       Date


/s/ Howard R. Poe                                   3-16-94
- -------------------------                    --------------------------
Howard R. Poe                                         Date